SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report: (Date of earliest event reported):
                         April 13, 2005 (April 8, 2005)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)


         Delaware                       0-15905                   73-1268729
(State of Incorporation)        (Commission file Number)       (IRS Employer
                                                             Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Blue Dolphin Energy Company (the "Company") entered into a Note Modification Agreement and a Waiver Agreement with Western Gulf Pipeline Partners, LP ("Western Gulf") effective April 8, 2005. Western Gulf holds a promissory note in the principal amount of $275,000 and warrants exercisable to acquire 916,667 shares of the Company's common stock, originally issued pursuant to the Note and Warrant Purchase Agreement dated September 8, 2004 (the "Purchase Agreement"). The promissory note bears interest at 12% per annum of which 4% is payable monthly and 8% is payable at maturity.

Pursuant to the terms of the Note Modification and Waiver Agreements, the Company and Western Gulf agreed as follows:

         o To amend the terms of the promissory note to (i) extend the maturity date from September 8, 2005 to June 30, 2006 and (ii) defer the payment of all interest on the promissory note until maturity,
         o To waive Western Gulf's compliance with the lock-up provisions of the Purchase Agreement and allow it to sell shares of the Company's common stock that it may receive upon exercise of the warrants, and
         o To accelerate the date the Company is required to file a registration statement registering the resale of the shares of the Company's common stock that Western Gulf may acquire upon exercise of warrants to May 15, 2005.


The Company issued a press release announcing its entry into the Note Modification Agreement and Waiver Agreement on April 13, 2005, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           10.1 Note Modification Agreement by and among Western Gulf Pipeline Partners, LP and Blue Dolphin Energy Company Dated April 8, 2005.

                           10.2     Waiver  Agreement by and among  Western Gulf
                                    Pipeline  Partners,   LP  and  Blue  Dolphin
                                    Energy Company Dated April 8, 2005.

                           99.1     Press Release dated April 13, 2005.

SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   April 13, 2005.

                                                     BLUE DOLPHIN ENERGY COMPANY


                                                      /s/ G. Brian Lloyd
                                                     ---------------------------
                                                     By:  G. Brian Lloyd
                                                     Vice President, Treasurer

                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

10.1 Note Modification Agreement by and among Western Gulf Pipeline Partners, LP and Blue Dolphin Energy Company Dated April 8, 2005.

10.2 Waiver Agreement by and among Western Gulf Pipeline Partners, LP and Blue Dolphin Energy Company Dated April 8, 2005.

99.1              Press Release dated April 13, 2005.